EXHIBIT 32.01

CERTIFICATION OF PRESIDENT PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Morgan Stanley Smith Barney Spectrum Currency and Commodity L.P. (the “Partnership”) on Form 10-Q for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick T. Egan, President and Director of Ceres Managed Futures LLC, the General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ Patrick T. Egan
Name:	Patrick T. Egan
Title:	President and Director of Ceres Managed Futures LLC,
General Partner of the registrant
Date:	August 12, 2015